                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      OIS OPTICAL IMAGING SYSTEMS, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:
             ___________________________________________________________________
    2)    Aggregate number of securities to which transaction applies:
             ___________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ___________________________________________________________________
    4)    Proposed maximum aggregate value of transaction:
             ___________________________________________________________________
    5)    Total fee paid:
             ___________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:
             ___________________________________________________________________
    2)    Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
    3)    Filing Party:
             ___________________________________________________________________
    4)    Date Filed:
             ___________________________________________________________________

                       OIS OPTICAL IMAGING SYSTEMS, INC.

                              47050 Five Mile Road
                           Northville, Michigan 48167




Dear Stockholder:

      The Annual Meeting of the Stockholders of OIS Optical Imaging Systems, Inc. will be held at 10:00 a.m. on November 9, 1995, at Laurel Manor Banquet and Conference Center, 39000 Schoolcraft, Livonia, Michigan 48150, in the Aspen meeting room. You are cordially invited to attend.

      At the Annual Meeting, Stockholders will vote to elect directors and vote on the approval of independent accountants.

      OIS's Annual Report to Stockholders and the Proxy Statement for the Annual Meeting are enclosed. Whether or not you will be able to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be voted at the meeting.

                                        Sincerely yours,



                                        Rex Tapp
                                        President and Chief Executive Officer



                                        Charles C. Wilson
                                        Executive Vice President and
                                        Chief Financial Officer

                       OIS OPTICAL IMAGING SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                            Northville, Michigan
                                                                 October 2, 1995


To the Stockholders of OIS OPTICAL IMAGING SYSTEMS, INC.:

      NOTICE is hereby given that the Annual Meeting of Stockholders of OIS Optical Imaging Systems, Inc., a Delaware corporation, will be held on Thursday, November 9, 1995, at 10:00 a.m., local time, at Laurel Manor Banquet and Conference Center, 39000 Schoolcraft, Livonia, Michigan 48150, in the Aspen meeting room, for the following purposes:

      1. To elect eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

      2. To approve the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1996; and

      3. To transact such other business as may properly come before the meeting or any adjournment.

      Stockholders of record at the close of business on September 18, 1995 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      OIS's Annual Report to Stockholders for the year ended June 30, 1995, is enclosed.

      THE BUSINESS OF THIS MEETING IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. You are invited to attend the meeting where you may vote in person even though you have already signed and returned a Proxy.

                                                   Sincerely yours,



                                                   David B. Jaffe
                                                   Corporate Secretary

                       OIS OPTICAL IMAGING SYSTEMS, INC.

                              47050 FIVE MILE ROAD
                           NORTHVILLE, MICHIGAN 48167

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 1995


      The enclosed Proxy is solicited on behalf of the Board of Directors of OIS Optical Imaging Systems, Inc. ("OIS") for use at OIS's Annual Meeting of Stockholders ("Annual Meeting" or "Meeting") to be held on Thursday, November 9, 1995, at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the above time in the Aspen meeting room at Laurel Manor Banquet and Conference Center, 39000 Schoolcraft, Livonia, Michigan 48150.

Voting Rights of Stockholders and Voting of Proxies

      As of the close of business on September 18, 1995 (the "Record Date"), there were outstanding 96,721,635 shares of OIS's Common Stock, $0.01 par value ("Common Stock"). Holders of record of the Common Stock on the Record Date are entitled to vote at the Meeting and are entitled to one vote for each share of Common Stock held on the Record Date. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Proxies will be voted in accordance with the directions of the stockholders. Unless a stockholder specifies otherwise, the proxy will be voted:

      FOR: each of the eight nominees for director;

      FOR: the appointment of Arthur Andersen LLP as independent public accountants; and

      by the proxy in his or their discretion on any other matters to come before the Meeting.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of OIS a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. The mailing address of OIS is 47050 Five Mile Road, Northville, Michigan 48167.

Expenses and Methods of  Solicitation

      It is estimated that these proxy solicitation materials will be mailed to stockholders of record on or about October 2, 1995. The cost of this solicitation will be borne by OIS. In addition to solicitation by mail, directors, officers and other employees of OIS may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of OIS, copies of the proxy materials to the beneficial owners of shares held of record by such persons. OIS has retained Morrow & Co., Inc. to aid in the solicitation of proxies, which company will receive a fee of $3,000 plus reimbursement of expenses, all of which will be borne by OIS.

Other Information

      OIS's Annual Report to Stockholders for the year ended June 30, 1995 accompanies this Proxy Statement.

      OIS WILL PROVIDE TO ANY STOCKHOLDER OIS'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1995, WITHOUT CHARGE, AND THE EXHIBITS TO ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1995, AT A COPYING CHARGE OF TWENTY CENTS PER PAGE, UPON WRITTEN REQUEST TO OIS OPTICAL IMAGING SYSTEMS, INC., 47050 FIVE MILE ROAD, NORTHVILLE, MICHIGAN 48167, ATTENTION: STOCKHOLDER RELATIONS, (313) 454 - 5560.

                              SUMMARY OF PROPOSALS

Election of Directors

      Currently, the OIS By-laws permit the Board of Directors (the "Board") to consist of "one or more members." The Board of Directors has nominated eight persons for election as directors, five of whom are designees of Guardian Industries Corp.

Appointment of Independent Public Accountants

      The stockholders will also be asked to approve the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1996.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

      The following table shows, as of September 18, 1995, the persons known to OIS to be beneficial owners of more than five percent (5%) of OIS's voting shares. The table includes shares issuable under options that may be exercised within sixty (60) days.

                                           Amount and                                Percent
                                           Nature of                                    of
Name and Address                           Beneficial Ownership                      Class
- ----------------                           --------------------                      -----
Guardian Industries Corp.                          51,835,048                         53.6%
2300 Harmon Road
Auburn Hills, MI  48326

William Davidson                                   78,660,451(1)                      81.3%
2300 Harmon Road
Auburn Hills, MI  48326

Footnote to the table of security ownership of certain beneficial owners:

(1) Of these shares, William Davidson owns outright 26,825,403 shares and is deemed to beneficially own all of the shares owned by Guardian.

Security Ownership of Management

      The following table shows, as of September 18, 1995, the beneficial ownership of shares of OIS Common Stock by each director, each executive officer named in the Summary Compensation Table, and executive officers and directors as a group. All shares are owned directly except as otherwise indicated.

Name of                                            Amount and Nature of                     Percent
Beneficial Owner                                   Beneficial Ownership (1)                 of Class (2)
- ----------------                                   --------------------                     --------
Vincent D. Cannella                                  45,850 (3)                               (9)
Curtis J. Casey                                      20,500 (4)                               (9)
Ralph J. Gerson                                      15,500                                   (9)
Jeffrey A. Knight                                   310,000 (5)                               (9)
Fang-Chen Luo                                        68,100 (6)                               (9)
C.K. Prahalad                                           -0-
Rex Tapp                                             28,900 (7)                               (9)
Robert M. Teeter                                        -0-
Charles C. Wilson                                    29,100 (8)                               (9)
Mark S. Wrighton                                        -0-
Peter Joel C. Young                                  41,000                                   (9)

All executive officers
  and directors as a
  group (13 persons)                                558,950                                   (9)

Footnotes to the table of security ownership of management:

(1) Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, whether through the exercise of options or warrants or through the conversion of another security.

(2) Under the rules of the Securities and Exchange Commission, shares of OIS Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (See Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person (but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person). The calculation of percent of class is computed, in accordance with the Rules of the Securities and Exchange Commission, on the basis of the number of shares actually outstanding on September 18, 1995, plus the number of shares subject to options that could be exercised within 60 days.

(3) Of these shares, 28,200 represent exercisable options; 12,150 represent restricted stock, which Mr. Cannella will forfeit if he does not remain a employee through October 13, 1997 (with respect to 1,300 shares), 1996 (with respect to 8,000 shares) and 1995 (with respect to 2,850 shares); 5,450 are owned directly by Mr. Cannella, and 50 are owned by Mr. Cannella's children.

(4) Of these shares, 5,000 represent exercisable options and 20,000 are owned directly by Mr. Casey.

(5) Of these shares, Jeffrey A. Knight owns outright 3,000 shares. In addition, 307,000 shares are owned indirectly by Jeffrey A. Knight as a general partner of a partnership which has a 0.5% interest in OIS. Mr. Knight disclaims beneficial ownership of such shares held by the partnership.

(6) Of these shares, 45,500 represent exercisable options and 22,600 shares represent restricted stock, which Mr. Luo will forfeit if he does not remain an employee through October 13, 1997 (with respect to 2,300 shares), 1996 (with respect to 15,000 shares,) and 1995 (with respect to 5,300 shares).

(7) Of these shares, 7,500 represent exercisable options; 21,400 represent restricted stock, which Mr. Tapp will forfeit if he does not remain an employee through October 13, 1997 (with respect to 3,100 shares), 1996 (with respect to 12,500 shares), and 1995 (with respect to 5,800 shares).

(8) Of these shares 6,000 represent exercisable options, 23,100 represent restricted stock, which Mr. Wilson will forfeit if he does not remain an employee through October 13, 1997 (with respect to 2,800 shares), 1996 (with respect to 15,000 shares), and 1995 (with respect to 5,300 shares).

(9)   Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Purchase of Preferred Stock

      The Board of Directors of OIS authorized the issuance of 25,000 shares of a Series A Cumulative Preferred Stock, par value $0.01 (the "Preferred Stock"). The Preferred Stock is not convertible into common stock or any other security, and is non-voting (except in limited circumstances relating to the rights of the Preferred Stock). The Preferred Stock bears a cumulative dividend at an annual rate of 8% for five years from the date of issuance and at an increasing floating rate (subject to a cap of 16.5%) thereafter. The purchaser of Preferred Stock cannot cause its redemption, and OIS can redeem Preferred Stock only upon a vote of the directors of OIS that are independent of the owner or owners of the Preferred Stock being redeemed.

      During fiscal 1995 Guardian Industries Corp. ("Guardian") purchased 12,500 shares of Preferred Stock for an aggregate purchase price of $12,500,000. In addition, Guardian purchased an additional 6,250 shares of Preferred Stock for an aggregate purchase price of $6,250,000 on September 20, 1995. These investments by Guardian were approved by the disinterested members of OIS's Board of Directors. The investments in Preferred Stock are accounted for as equity.

Services Agreement

      In April 1992, OIS and Guardian entered into a Services Agreement, which was amended in July 1992, November 1994 and June 1995. Under the amended Services Agreement, Guardian provides certain administrative, accounting, technical, travel arrangement, management and tax services for $50,000 per year and provides legal services through its corporate legal department at an hourly rate of $100. Since becoming president of OIS in April 1992, Rex Tapp had remained an employee of Guardian with his services being provided to OIS by Guardian under the Services Agreement. However, effective July 1, 1995, Mr. Tapp ceased to be an employee of Guardian and became an employee of OIS with the result that his services to OIS are no longer subject to the Services Agreement.

Engineering Services Agreement

      In May 1993, OIS and Guardian entered into an Engineering Services Agreement under which employees at Guardian are providing construction management services in connection with OIS's new manufacturing facility in Northville Township, Michigan. Under the Engineering Services Agreement, OIS reimburses Guardian for the cost of the employees providing the services, including salary, taxes and fringe benefits, on an hourly basis. The Engineering Services Agreement provides that the aggregate amount paid by OIS thereunder will not exceed $250,000 without the approval of the independent directors of OIS.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Policies Applicable to Compensation of Executive Officers

      The compensation of executive officers other than the Company's President and Chief Executive Officer, Rex Tapp, is determined by Mr. Tapp in consultation with the Compensation Committee. Before the end of each fiscal year and again before bonuses are determined, Mr. Tapp meets with the Compensation Committee and discusses the overall compensation situation of the Company, the range of increases he proposes to implement and any special circumstances present. Mr. Tapp makes compensation determinations for executive officers on a subjective basis, taking into account the financial performance (i.e., the ongoing losses) of the Company, the performance reviews and individual compensation history of each individual executive officer, the range of comparable salaries from other companies in the Company's geographic region as well as other semiconductor salaries from other companies of similar size as the Company, and other factors that he considers relevant. The information on comparable salaries is drawn from general published survey information and does not relate specifically to the companies included in the industry line of the performance graph. The Company's compensation of executive officers is, on average, in the median range of surveyed companies. No one factor is accorded more weight than any other. Although corporate performance is taken into consideration, there is no formal or formulaic relationship between corporate performance and executive compensation and no performance targets have been set. The Company feels that this relatively informal method of determining executive compensation is appropriate given the current stage of development of the Company's business.

      Salary adjustments for executive officers are made effective as of July 1 of each year and bonuses are awarded each December. In fiscal 1993 and 1994, bonuses for executive officers consisted solely of awards of restricted stock which are required to be forfeited if the officer's employment terminates within a specified period after the grant. In fiscal 1995, executive officers received stock options which were awarded in March 1995. It is expected that in the future awards of stock options will be made on the regular December schedule. The number of shares of restricted stock awarded to each executive officer is determined by taking the dollar value of the bonus proposed to be given and dividing that amount by the fair market value per share on the date of grant. Restricted stock grants made in prior years are not taken into account when determining grants to be made in the current year. Mr. Tapp determined the levels of salary increases and bonuses on a subjective basis, taking into account all of the factors discussed above. Awards of restricted stock and stock options are made by the Stock Option Committee of the Board after its receipt of recommendations from Mr. Tapp.

      The salary adjustments and bonuses were lower than they would have been had the Company not incurred significant losses.

      No executive officer receives annual compensation that approaches $1 million, and the Company does not anticipate compensation approaching $1 million in the foreseeable future. Accordingly, the Compensation Committee has not considered the recent change in the tax laws which made certain non-performance based compensation to executives of public companies in excess of $1 million non-deductible.

CEO Compensation

      Until June 30, 1995, Mr. Tapp was an employee of Guardian which provided Mr. Tapp's services to the Company pursuant to a services agreement between the Company and Guardian. See "Certain Relationships and Related Transactions."

      Mr. Tapp's compensation for both work performed for OIS, as well as work performed for Guardian, was determined by Guardian which is a privately held company. Guardian paid Mr. Tapp's cash compensation and provided his fringe benefits. Guardian's President and Chief Executive Officer, William Davidson, made compensation determinations with respect to Mr. Tapp in his discretion. Guardian did not utilize a systematic method of measuring Mr. Tapp's performance, and Mr. Davidson's compensation decisions have been subjective. While the Company's Compensation Committee reviews the compensation determination made by Guardian, it does not participate in that decision.

      In 1994, the Compensation Committee made a restricted stock award to Mr. Tapp on the basis of Mr. Davidson's recommendation. Mr. Davidson did not give an explanation of the basis for his recommendation.

      Effective July 1, 1995, Mr. Tapp has become an employee of OIS and ceased to be an employee of Guardian. The services agreement between Guardian and OIS has been amended so that OIS no longer pays Guardian for Mr. Tapp's services. Accordingly, beginning with fiscal 1996, Mr. Tapp's compensation is determined by the Compensation Committee.

      The Compensation Committee has determined to apply the Company's informal method of compensation determination to Mr. Tapp. The Chairman of the Board, Ralph J. Gerson, will make compensation recommendations to the Compensation Committee before the July salary adjustment and the December bonus determination. Although Mr. Tapp received cash bonuses from Guardian, the Compensation Committee has determined in light of the Company's ongoing losses that OIS will not pay cash bonuses to Mr. Tapp.

      Mr. Gerson will make his recommendations on a subjective basis, taking into account the financial performance (i.e., the ongoing losses) of the Company, his subjective view of Mr. Tapp's job performance, Mr. Tapp's compensation history, the Company's financial performance and other factors that he considers relevant. In addition, the Compensation Committee has undertaken to review periodically information concerning the compensation of chief executive officers at similar companies, but that first such review has not yet taken place and its scope has not yet been precisely determined. The Compensation Committee will take the results of those reviews into account in determining Mr. Tapp's compensation.

      The Compensation Committee does not expect to accord any one factor more weight than any other. Although corporate performance will be taken into account, and Mr. Tapp's compensation is lower than it would be if the Company had not incurred significant losses, the Compensation Committee will not apply any formal or formulaic relationship between corporate performance and Mr. Tapp's compensation and no formal targets have been set. The Compensation Committee believes that this relatively informal method of determining the compensation of the chief executive officer is appropriate given the current stage of development of the Company's business.

COMPENSATION COMMITTEE
Ralph  J. Gerson
Mark  S. Wrighton

                            EXECUTIVE  COMPENSATION

      The following table shows the 1995 fiscal year compensation of the Chief Executive Officer and the four other most highly compensated executive officers of OIS (collectively, the "Named Officers"):

                          SUMMARY  COMPENSATION  TABLE

                                                      Annual Compensation                Long-Term Compensation
                                               ---------------------------------------------------------------------
                                                                                            Awards           Payouts
                                                                                   ----------------------------------
                                                                        Other                                               All
                                                                        Annual      Restricted                             Other
          Name and                                                     Compen-        Stock      Options/      LTIP       Compen-
          Principal                             Salary      Bonus       sation      Awards(1)      SARs      Payouts       sation
          Position                   Year        ($)         ($)         ($)           ($)          (#)        ($)          ($)
          -------------------------------------------------------------------------------------------------------------------------
          Rex Tapp, CEO &            1995      $181,512    $35,992       (3)        $20,150(4)    15,000
          President(2)               1994      $104,000    $27,500       (3)        $17,400(4)
                                     1993      $ 91,000    $27,315       (3)        $10,938(4)

          Charles C. Wilson,         1995      $131,365                             $18,200(5)    12,000                 $12,685(9)
          Executive Vice             1994      $128,135                             $15,900(5)                           $12,686(9)
          President & CFO            1993      $119,000                             $13,125(5)

          Fang-Chen Luo,             1995      $138,106                             $14,950(6)                           $8,561(9)
          Vice President             1994      $121,058                             $15,900(6)    11,000                 $8,651(9)
          of Research                1993      $115,000                             $13,125(6)
          and Development

          Vincent D. Cannella,       1995      $101,368      $5,250                  $8,450(7)    10,000                $10,432(9)
          Vice President             1994       $99,692                              $8,550(7)                          $19,859(9)
                                     1993       $96,000                              $7,000(7)                          $10,500(9)

          Curtis J. Casey, Vice      1995      $113,614                                           10,000                $12,146(9)
          President of Marketing     1994       $75,192                             $70,000(8)                          $12,500(9)
          and Business               1993        -0-                                   -0-
          Development

Footnotes to the table of compensation of Named Officers:

(1)   Represents the market value of restricted stock on the date of grant.

(2) Until July 1, 1995, Mr. Tapp was an employee of Guardian, and this table shows amounts paid to Mr. Tapp by Guardian, except for restricted stock, which was granted by OIS. Under the Guardian-OIS Services Agreement, OIS paid $80,000 to Guardian for Mr. Tapp's services during fiscal 1993, 1994 and 1995 (which amount is not in addition to the amounts shown in the table). See: Certain Relationships and Related Transactions.

(3) The aggregate amount of other compensation is less than 10% of the total of salary and bonus.

(4) As of June 30, 1995 Mr. Tapp held 21,400 restricted shares with a market value of $109,675.

(5) As of June 30, 1995 Mr. Wilson held 23,100 restricted shares with a market value of $118,388.

(6) As of June 30, 1995 Mr. Luo held 22,600 restricted shares with a market value of $115,825.

(7) As of June 30, 1995 Mr. Cannella held 12,150 restricted shares with a market value of $62,269.

(8) As of June 30, 1995 all of Mr. Casey's restricted shares had vested and had a market value of $117,500.

(9) Amount is for the cost of premiums paid for split-dollar life insurance provided by the Company.

The following tables show grants, exercises and fiscal year-end values of stock options for the Named Officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                       Potential Realizable Value
                                                                                                       At Assumed Annual
                                                                                                       Rates of  Stock Option
                           Individual Grants                                                           Appreciation for Option Term
 ----------------------------------------------------------------------------------------------------  -----------------------------
                       Number of             % of Total
                       Securities           Options/SARs
                       Underlying            Granted to          Exercise
                       Options/SARs          Employees            or Base            Expiration
      Name             Granted (#)(1)        In Fiscal Year      Price ($/Sh) (2)      Date              5% ($)      10% ($)
      ----            -----------------      --------------      -------------        ----------         ------      -------
 Rex Tapp,                   15,000              13.9                $5.375          March 8, 2005      $22,275      $49,222
 President & CEO
 Charles C.  Wilson,         12,000              11.1                $5.375          March 8, 2005      $17,820      $39,378
 Executive Vice President
 & CFO

 Fang-Chen Luo,              11,000              10.2                $5.375          March 8, 2005      $16,335      $36,096
 Vice President of
 Research and Development

 Vincent D.  Cannella,       10,000              9.3                 $5.375          March 8, 2005      $14,850      $32,815
 Vice President

 Curtis J.  Casey, Vice      10,000              9.3                 $5.375          March 8, 2005      $14,850      $32,815
 President of Marketing
 and Business Development

Footnotes to table of option grants for last fiscal year:

(1) These options become exercisable with respect to 50% of the underlying shares on September 9, 1995 and 1996, respectively.

(2) These options were granted at the market price of the shares on the date of grant.

        AGGREGATED  OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

                                                                                                 Number of
                                                                                                Securities            Value of
                                                                                                Underlying          Unexercised
                                                                                                Unexercised         In-the-Money
                                                                                               Options/SARs       Options/SARs at
                                                                                               at FY-End (#)         FY-End ($)
                                                        Shares
                                                        Acquired                               Exercisable/         Exercisable/
                          Name                           on Exercise     Value Realized ($)    Unexercisable       Unexercisable
                                                        (#)
                 -------------------------------------------------------------------------------------------------------------------
                   Rex Tapp, President & CEO                 -0-                -0-              0/15,000               -0-

                   Charles C. Wilson, Executive              -0-                -0-              0/12,000               -0-
                    Vice President & CFO
                   Fang-Chen Luo, Vice                       -0-                -0-            20,000/41,000       $57,500/86,250
                     President of Research
                     and Development

                   Vincent D. Cannella,                      -0-                -0-            23,200/15,800       $66,700/16,675
                    Vice President

                   Curtis J. Casey, Vice                     -0-                -0-              0/10,000               -0-
                    President of Marketing
                    and Business Development

The following graph compares the five-year cumulative total return to the shareholders of OIS to Standard and Poor's Midcap 400 Index and Standard and Poor's Electronics (Semiconductor) Index.




                                                                   INDEXED RETURNS
                                                                    YEARS ENDING
     COMPANY/INDEX            JUN91     JUN91          JUN92           JUN93            JUN94          JUN95
=============================================================================================================
OIS OPTICAL IMAGING SYSTEMS     100      34.48         34.98            53.43           151.72        141.38
S&P MIDCAP 400 INDEX            100     112.84        133.78           164.13           164.03        200.68
ELECTRONICS (SEMICONDUCTORS)    100      89.38        105.06           220.07           232.91        439.49

PREPARED BY STANDARD & POOR'S COMPUSTAT - CUSTOM BUSINESS UNIT - 8/9/95

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

      The Board proposes that the persons named below be elected as directors of OIS to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Unless otherwise directed by a stockholder's proxy, the persons named as proxy voters in the accompanying proxy will vote for the nominees named below. If any of such nominees become unavailable, which is not anticipated, the Board in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominee. A vacancy unfilled at the Annual Meeting or a vacancy created thereafter can be filled by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named. Provided a quorum is present, the affirmative vote of a majority of the shares of OIS present in person or proxy is required to elect each director.

      The following information is furnished with respect to each nominee for election as a director:

                                                   Position Held                                 Year First Became
      Name                        Age              with OIS                                      a Director
      ----                        ---              --------                                      ----------
      Rex Tapp                    45               President, Chief Executive                         1991
                                                   Officer & Director
      Charles C. Wilson           43               Executive Vice President,                          1991
                                                   Chief Financial Officer &
                                                   Director
      Ralph J. Gerson             45               Chairman & Director                                1992
      Jeffrey A. Knight           44               Director                                           1991
      C.K. Prahalad               54               Director                                           1995
      Robert M. Teeter            56               Director                                           1995
      Mark S. Wrighton            46               Director                                           1995
      Peter Joel C. Young         35               Director                                           1991


      Rex Tapp was first elected to the Board of Directors in November 1991 and is a Guardian designee. Mr. Tapp has been the President of OIS since December 1991 and until this year has also been the Director of Technical Development for Guardian. Effective July 1, 1995, Mr. Tapp ceased being an employee of Guardian and became an employee of OIS.

      Charles C. Wilson was first elected to the Board of Directors in November 1991 and is a Guardian designee. Mr. Wilson has been OIS's Executive Vice President and Chief Financial Officer since November 1991. From July 1987 until joining OIS, Mr. Wilson was the Vice President and Treasurer of Guardian Photo, Inc.

      Ralph J. Gerson was first elected to the Board of Directors in November 1992, is the Chairman of the Board and is a Guardian designee. Mr. Gerson has been Guardian's Executive Vice President and a member of the Guardian Board of Directors since 1988.

      Jeffrey A. Knight was first elected to the Board of Directors in November 1991 and is a Guardian designee. Since 1989, Mr. Knight has been Group Vice President-Finance and Chief Financial Officer of Guardian.

      C.K. Prahalad was first elected to the Board of Directors in February 1995. Dr. Prahalad is a Harvey C. Fruehauf Professor of Business
Administration at The University of Michigan.

      Robert Teeter was first elected to the Board of Directors in February 1995. Mr. Teeter is President of Coldwater Corporation of Ann Arbor, Michigan.

      Mark S. Wrighton was first elected to the Board of Directors in February 1995. Dr. Wrighton is the Chancellor of Washington University in St. Louis, Missouri. From October 1990 to June 1995, Dr. Wrighton was Provost and Ciba-Geigy Professor of Chemistry at The Massachusetts Institute of Technology in Cambridge, Massachusetts.

      Peter Joel C. Young was first elected to the Board of Directors in November 1991 and is a Guardian designee. Mr. Young is Executive Vice President of Harry London Candies, Inc. of North Canton, Ohio, and is also the Special Assistant to the Chairman at Guardian and is providing consulting services to Guardian and OIS. From March 1991 through August 1993, Mr. Young was the director of International Business Development of Guardian. From July 1989 to March 1991 he was a legal advisor for the U.S. START Delegation, U.S. Arms Control and Disarmament Agency.

      All directors serve until the Annual Meeting of Stockholders at which elections are held and until their successors are duly elected and qualified. All officers serve at the pleasure of the Board of Directors.

Compensation of Directors

      In fiscal 1995, OIS established annual directors' compensation of $15,000, plus $1,000 for each of four regular board meetings attended by the director, plus $500 for each committee meeting attended by the director. All Guardian designees have waived all director compensation. Peter Joel C. Young provides consulting services to OIS in the areas of government relations and long-range planning pursuant to a one-year, exclusive Consultant Agreement effective September 1, 1995. Mr. Young receives $2,000 per month and expenses for his consulting services.

Meetings and Committees

      During the fiscal year ended June 30, 1995, four meetings were held by the Board of Directors. All directors attended 75% or more of the meetings of the Board of Directors and committees on which they served.

      The Audit Committee of the Board of Directors met once during the fiscal year ended June 30, 1995, and currently consists of Robert M. Teeter, Jeffrey
A. Knight and Charles C. Wilson (ex officio). The principal duties of the Audit Committee are to (a) recommend selection of OIS's independent public accountants, (b) review with the independent public accountants the results of their audits, (c) review with the independent public accountants and management OIS's financial reporting and operating controls and the scope of audits and
(d) make recommendations concerning OIS's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards.

      The Compensation Committee of the Board of Directors met once during the fiscal year ended June 30, 1995, and currently consists of Mark S. Wrighton and Ralph J. Gerson. The principal duties of the Compensation Committee are to make recommendations concerning, and to review, the compensation packages of OIS's executive officers and key personnel.

      The Stock Option Plan Committee of the Board of Directors currently consists of Ralph J. Gerson, Jeffrey A. Knight and Peter Joel C. Young, who met once during the fiscal year ended June 30, 1995, and took action by unanimous consent. The principal duties of the Stock Option Plan Committee are to make, administer, and interpret all rules and regulations that it deems necessary to administer OIS stock option plans and to make awards of stock options and restricted stock under the plans. Members of the Stock Option Plan Committee are not eligible for awards under the plans.

      The Nominating Committee of the Board of Directors met once during the fiscal year ending June 30, 1995, and currently consists of C.K. Prahalad, Peter Joel C. Young and Rex Tapp (ex officio). The principal duties of the Nominating Committee are to make recommendations of nominees for election to the Board of Directors.

Executive Officers

      The executive officers of OIS are as follows:

           NAME                            AGE              OFFICE
           ----                            ---              ------
           Rex Tapp                        45               President and Chief Executive Officer
           Charles C. Wilson               43               Executive Vice President & Chief Financial Officer
           Vincent D. Cannella             57               Vice President
           Fang-Chen Luo                   51               Vice President of Research and Development
           Curtis J. Casey                 56               Vice President of  Marketing and Business Development
           Richard L. Diddams              59               General Manager, Manufacturing Operations
           Scott V. Thomsen                31               Director of Product Development


      Information with respect to Mr. Tapp and Mr. Wilson is provided above.

      Dr. Vincent D. Cannella was Vice President of Manufacturing Engineering at OIS from June 1986 until August 1990, Vice President of New Business Development from August 1990 until January 1994, Vice President of Technology from January 1994 to September 1994, and has been Vice President since September 1994.

      Fang-Chen Luo joined OIS in May 1991 as Executive Vice President and Chief Operating Officer. In July 1994 he assumed the position of Executive Vice President of Research and Engineering. In July 1995, he assumed the position of Vice President of Research and Development. From January 1986 until joining OIS, Dr. Luo was employed at General Electric Company as Manager, LCD Pilot Line, which produced active matrix LCDs for military avionic applications.

      Curtis J. Casey joined OIS in October 1993 as Vice President of Marketing and Business Development. From before 1989 until joining OIS, Mr. Casey was employed at Kaiser Electronics of San Jose, California, as Director, Business Development.

      Richard L. Diddams joined OIS in August 1994 as General Manager, Manufacturing Operations. From 1987 until April 1990, Mr. Diddams was employed at United Technologies in Colorado Springs as backend director; and from April 1990 until joining OIS, Mr. Diddams was employed at Zilog, Inc., where his last position was as manager of Mod III.

      Scott V. Thomsen joined OIS in September 1994 as Director of Technical Development. In July 1995 he assumed the position of Director of Product Development. From December 1989 until joining OIS, Mr. Thomsen was employed by the Satellite Systems Operations Division of Honeywell, Inc. as a technical director and computer systems design engineer on the space shuttle cockpit and trainer programs.

      Compliance with Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3 and 4 and amendments thereto filed with the Securities and Exchange Commission and furnished to OIS in the fiscal year ended June 30, 1995, one of Fang-Chen Luo's transactions in fiscal 1994 was not reported and single transactions by each of Rex Tapp, Charles C. Wilson, Fang-Chen Luo, Vincent D. Cannella and Curtis J. Casey were reported late on timely filed Form 5's

                                  PROPOSAL II

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the Board of Directors has, subject to stockholder approval, appointed Arthur Andersen LLP to serve as independent public accountants to OIS for the fiscal year ending June 30, 1996. The services to be performed by Arthur Andersen LLP will include review of reports and registration statements filed by OIS with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Arthur Andersen LLP was elected to and did serve as independent public accountants to OIS for the fiscal year ended June 30, 1995.

      The affirmative vote of a majority of the votes cast is required to approve this proposal. A representative of Arthur Andersen LLP will be present at the Meeting, will be available to respond to appropriate questions, and will also have the opportunity to make a statement if he or she desires.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPOINTMENT FOR FISCAL 1996 OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                             ADDITIONAL INFORMATION

Other Action at the Meeting

      OIS's management, on the date hereof, does not know of any other matter to be presented that is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy card will be voted in accordance with the judgment of the persons designated on the proxy card.

Stockholder Proposals for 1996 Annual Meeting

      Any stockholder proposal that is intended to be presented at the 1996 Annual Meeting of Stockholders must be received by OIS at its principal executive offices at 47050 Five Mile Road, Northville, Michigan 48167, by June 13, 1996.

Material Incorporated by Reference

      OIS specifically incorporates by reference into this Proxy Statement the financial statements and management's discussion and analysis of financial condition and results of operations contained in OIS's Annual Report for the year ended June 30, 1995, which is enclosed.

                                        By Order of the Board of Directors


                                        David B. Jaffe
                                        Corporate Secretary

Dated:  October 2, 1995

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                  With-   For All
                            For   Hold    Except                                                    For  Against Abstain
1. Election of Directors     / /   / /    / /      2.  Proposal to approve appointment of Arthur    / /    / /    / /
                                                       Andersen LLP as independent public accoun-
                                                       tants for the fiscal year ending June 30, 1996.

     Ralph J. Gerson       Jeffrey A. Knight       3.  In his discretion, the Proxy is authorized to vote upon such
     C.K. Prahalad         Rex Tapp                    other business as may properly come before the meeting.
     Robert M. Teeter      Charles C. Wilson
     Mark S. Wrighton      Peter Joel C. Young

   If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

           RECORD DATE SHARES:


                                              Date               If shares are registered in the names of two or more
  Please be sure to sign and date this Proxy                   persons, each should sign.  Executors, administrators,
                                                               trustees, guardians, attorneys and corporate officers
                                                               should show their full titles.

    Shareholder sign here              Co-owner sign here





- ------------------------------------------------------------------------------------------------------------------------


                                                 OIS OPTICAL IMAGING SYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON NOVEMBER 9, 1995.

This undersigned hereby appoints Charles C. Wilson and Rex Tapp, or either of them with full power to act alone (with full power of substitution, and in place of either in case of substitution, his substitute), the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of OIS OPTICAL
IMAGING SYSTEMS, INC. (the "Company") to be held at Laurel Manor Banquet and Conference Center, 39000 Schoolcraft,
Livonia, Michigan 48150, in the Aspen meeting room, on Thursday, November 9, 1995, at 10:00 A.M., and any and all
adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present.  The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2 AS DESCRIBED IN THE
ACCOMPANYING PROXY STATEMENT.
